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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ________________________



        Date of Report (Date of Earliest Event Reported): August 24, 2004

                             BARNEYS NEW YORK, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-26229                                 13-4040818
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      (Commission File Number)            (I.R.S. Employer Identification  No.)


            575 FIFTH AVENUE
            NEW YORK, NEW YORK                          10017
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 (Address of Principal Executive offices)              (Zip Code)

                                 (212) 339-7300
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               The information set forth in the press release issued by Barneys New York, Inc. announcing results for the quarter and six months ended July 31, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.








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
                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BARNEYS NEW YORK, INC.



Date:    August 24, 2004                      By:  /s/ Steven M. Feldman
                                                  ------------------------------
                                                  Steven M. Feldman
                                                  Executive Vice President,
                                                  Chief Financial Officer








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
                                  EXHIBIT INDEX

Exhibit No.       Exhibit
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  99.1            Press release of Barneys New York, Inc. dated August 24, 2004.













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